SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    Form 8-K
                Current Report Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934



       Date of Report (Date of earliest event reported) November 14, 2002



                        Integrated Security Systems, Inc.
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)



           Delaware                      1-11900                 75-2422983
 ----------------------------    ------------------------    -------------------
 (State or other jurisdiction    (Commission File Number)     (I.R.S. Employer
      of incorporation)                                      Identification No.)


     8200 Springwood Drive, Suite 230, Irving, Texas               75063
     -----------------------------------------------             ----------
        (Address of principal executive offices)                 (Zip Code)


     Registrant's telephone number, including area code      (972) 444-8280



         (Former name or former address, if changed since last report.)



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Item 9.  Regulation FD Disclosure.

Attached as Exhibit 99.1 is the certification of C. A. Rundell, Jr., our Chief Executive Officer and Principal Executive and Financial Officer, under Section 906 of the Sarbanes-Oxley Act of 2002; and attached as Exhibit 99.2 is the certification of Richard B. Powell, our Vice President, Chief Accounting Officer, Secretary and Principal Accounting Officer, under Section 906 of the Sarbanes-Oxley Act of 2002 (collectively, the "Certifications"). The Certifications accompanied the filing of our Quarterly Report on Form 10-QSB for the quarter ended September 30, 2002 on November 14, 2002, as correspondence to the Securities and Exchange Commission.



                                    * * * * *




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                                    Signature

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       Integrated Security Systems, Inc.
                                       (Registrant)



 November 14, 2002                     /S/ C. A. RUNDELL, JR.
 -----------------                     ----------------------------------------
 (Date)                                C. A. Rundell, Jr.
                                       Chief Executive Officer and
                                       Principal Executive and Financial Officer





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                                  Exhibit Index

 Exhibit
 Number           Description
 ---------------- --------------------------------------------------------------
 99.1             Certification of C. A. Rundell,  Jr., Chief Executive  Officer
                  and Principal Executive and Financial Officer,  dated November
                  14, 2002,  relating to  Integrated  Security  Systems,  Inc.'s
                  Quarterly   Report  on  Form  10-QSB  for  the  quarter  ended
                  September 30, 2002.

 ---------------- --------------------------------------------------------------
 99.2 Certification of Richard B. Powell, Vice President, Chief Accounting Officer, Secretary and Principal Accounting Officer, dated November 14, 2002, relating to Integrated Security Systems, Inc.'s Quarterly Report on Form 10-QSB for the quarter ended September 30, 2002.






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